UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 28, 2009

Enterprise Acquisition Corp.

 (Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33736	33-1171386
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6800 Broken Sound Parkway Boca Raton, Florida	33487
(Address of Principal Executive Offices)	(Zip Code)

(561) 988-1700

 (Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 – ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

Forward Contracts

On October 28, 2009, Enterprise Acquisition Corp. (the "Company" or "Enterprise") entered into a Stock Purchase Agreement with Credit Suisse Securities (USA), LLC ("Credit Suisse "), pursuant to which Credit Suisse will sell to Enterprise a total of 1,363,500 shares of the Company’s common stock issued in its initial public offering (“Public Shares”) at a price per share of $9.98, subject to adjustment. On October 30, 2009, Enterprise entered into a Stock Purchase Agreement with Citigroup Global Markets Inc. ("Citigroup"), pursuant to which Citigroup will sell to Enterprise a total of 350,000 Public Shares at a price per share of $9.98, subject to adjustment. On October 30, 2009, Enterprise entered into a Stock Purchase Agreement with Del Mar Master Fund, Ltd (“Del Mar”), pursuant to which Del Mar will sell to Enterprise a total of 1,384,000 Public Shares at a price per share of $9.98, subject to adjustment.

The purchases for each Stock Purchase Agreement will take place concurrently with or following the closing of the merger with ARMOUR Residential REIT, Inc. ("ARMOUR") and the purchases will be paid for with funds that will be released from the Company’s trust account upon consummation of the merger. Pursuant to each Stock Purchase Agreement, Credit Suisse, Citigroup and Del Mar have each agreed to have their Public Shares voted in favor of each of the stockholder proposals set forth in the Company's definitive proxy statement/prospectus, dated October 13, 2009, filed with the Securities and Exchange Commission on October 14, 2009.

Such purchases, if made, would increase the likelihood that holders of a majority of the shares of the Company’s common stock will vote in favor of the merger and that holders of less than 30% of Public Shares (or 50% of the Public Shares, if the proposal to increase the conversion threshold is approved at the special meeting) vote against the merger and seek conversion of their Public Shares into cash in accordance with the Company’s amended and restated certificate of incorporation.

The foregoing description of each Stock Purchase Agreement with Credit Suisse, Citigroup and Del Mar are qualified in their entirety by the copy of such agreements filed as Exhibits 10.1, 10.2 and 10.3 respectively, to this report, which is incorporated herein by this reference.

First Amendment to the Merger Agreement

On November 2, 2009, Enterprise, ARMOUR and ARMOUR Merger Sub Corp., a Delaware corporation and a wholly-owned subsidiary of ARMOUR ("Merger Sub Corp."), entered into the First Amendment to the Agreement and Plan of Merger (the "First Amendment"). The First Amendment amends the Agreement and Plan of Merger, dated as of July 29, 2009, among Enterprise, ARMOUR and Merger Sub Corp. (the "Merger Agreement") to delete Section 7.1(h) of the Merger Agreement in its entirety, which required, as a condition to the consummation of the Merger, Enterprise to have at least $100,000,000 in its trust account at the effective time of closing after taking into account payment of certain expenses.  The First Amendment is attached as Exhibit 10.3 to this Current Report on Form 8-K, and is incorporated herein by reference.

ITEM 8.01 – OTHER EVENTS

On November 2, 2009, Enterprise issued a press release announcing that it has filed a supplement to its definitive proxy materials relating to the merger with ARMOUR. The press release  is attached as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Additional Information and Where to Find It

This communication is being made in respect of the proposed business combination involving Enterprise and ARMOUR. In connection with the proposed transaction, ARMOUR filed Amendment No. 4 to the Registration Statement on Form S-4 with the SEC on October 13, 2009, and the definitive Proxy Statement/Prospectus for Enterprise was mailed to stockholders and warrantholders of Enterprise on October 14, 2009. INVESTORS AND SECURITY HOLDERS OF ENTERPRISE ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the definitive Proxy Statement/Prospectus and other documents filed with the SEC by Enterprise and ARMOUR through the website maintained by the SEC at www.sec.gov. Free copies of the definitive Proxy Statement/Prospectus and other documents filed with the SEC can also be obtained by directing a request to Enterprise Acquisition Corp., 6800 Broken Sound Parkway, Boca Raton, Florida 33487 Attention: Investor Relations.

Participants in Solicitation

Enterprise and ARMOUR and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Enterprise's directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2008, which was filed with the SEC on March 16, 2009, and information regarding ARMOUR's directors and executive officers is available in the definitive Proxy Statement/Prospectus filed with the SEC on October 14, 2009 by Enterprise and ARMOUR. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the definitive Proxy Statement/Prospectus and other relevant materials filed with the SEC.

ITEM 9.01

Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Stock Purchase Agreement, dated as of October 28, 2009, by and between Enterprise Acquisition Corp. and Credit Suisse Securities (USA), LLC.

10.2	Stock Purchase Agreement, dated as of October 30, 2009, by and between Enterprise Acquisition Corp. and Citigroup Global Markets, Inc.

10.3	Stock Purchase Agreement, dated as of October 30, 2009, by and between Enterprise Acquisition Corp. and Del Mar Master Fund, LTD.

10.4	First Amendment to the Agreement and Plan of Merger, dated November 2, 2009.

99.1	Press Release, dated November 2, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 2, 2009

ENTERPRISE ACQUISITION CORP.

/s/ Daniel C. Staton

Name: Daniel C. Staton

Title:   President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

10.1	Stock Purchase Agreement, dated as of October 28, 2009, by and between Enterprise Acquisition Corp. and Credit Suisse Securities (USA), LLC.

10.2	Stock Purchase Agreement, dated as of October 30, 2009, by and between Enterprise Acquisition Corp. and Citigroup Global Markets, Inc.

10.3	Stock Purchase Agreement, dated as of October 30, 2009, by and between Enterprise Acquisition Corp. and Del Mar Master Fund, LTD.

10.4	First Amendment to the Agreement and Plan of Merger, dated November 2, 2009.

99.1	Press Release, dated November 2, 2009.